SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2003

                                      CWA

                                  (Depositor)

       (Issuer in respect of Asset Backed Certificates, Series 2003-BC1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                Series 2003-BC1

On February 25, 2003, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2003-BC1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2003, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2003-BC1 relating to the distribution date of February 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2003


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2003


                             Payment Date: 02/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2003-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        773,500,000.00    1.748750%     7,482,768.28  1,052,067.43    8,534,835.71       0.00       0.00
                        AIO        85,000,000.00    1.000000%             0.00     70,833.33       70,833.33       0.00       0.00
                        P                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        C         850,000,200.00    0.000000%             0.00          0.12            0.12       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         29,750,000.00    2.268750%             0.00     52,496.35       52,496.35       0.00       0.00
                        M2         25,500,000.00    3.348750%             0.00     66,416.88       66,416.88       0.00       0.00
                        B1         21,250,000.00    4.848750%             0.00     80,139.06       80,139.06       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        850,000,200.00     -            7,482,868.28  1,321,953.18    8,804,821.46     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        766,017,231.72              0.00
                                AIO        85,000,000.00              0.00
                                P                 100.00              0.00
                                C         845,491,415.48              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         29,750,000.00              0.00
                                M2         25,500,000.00              0.00
                                B1         21,250,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        842,517,331.72     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2003-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    773,500,000.00     1.748750% 126671UU8     9.673909      1.360139    990.326091
                           AIO    85,000,000.00     1.000000% 126671UV6     0.000000      0.833333  1,000.000000
                           P             100.00     0.000000% 126671XG6     0.000000      0.000000  1,000.000000
                           C     850,000,200.00     0.000000% 126671XF8     0.000000      0.000000    994.695549
Residual                   AR            100.00     0.000000% 126671XE1   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     29,750,000.00     2.268750% 126671UW4     0.000000      1.764583  1,000.000000
                           M2     25,500,000.00     3.348750% 126671UX2     0.000000      2.604583  1,000.000000
                           B1     21,250,000.00     4.848750% 126671UY0     0.000000      3.771250  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     850,000,200.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2003-BC1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       845,491,415.48   845,491,415.48
Loan count                   5879             5879
Avg loan rate           7.749678%             7.75
Prepay amount        3,780,698.34     3,780,698.34

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       353,527.28       353,527.28
Sub servicer fees            0.00             0.00
Trustee fees             6,375.00         6,375.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               17,000,004.00    17,000,004.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.000002%           100.000000%            773,500,200.00
   -----------------------------------------------------------------------------
   Junior            8.999998%             0.000000%             76,500,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          77                11,285,517.36
60 to 89 days                           1                    89,813.06
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                78                11,375,330.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,804,821.46          8,804,821.46
Principal remittance amount            7,482,868.28          7,482,868.28
Interest remittance amount             1,321,953.18          1,321,953.18